UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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Telephone and Data Systems, Inc.
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EXPLANATORY NOTE

The purpose of this Schedule 14A is to file an investor presentation to be used by Telephone and Data Systems, Inc. (“TDS”) on and after May 6, 2013.

IMPORTANT INFORMATION:  TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with TDS 2013 annual meeting of shareholders.  Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise is set forth TDS’s definitive proxy statement relating to its 2013 annual meeting, as filed with the Securities and Exchange Commission ( “SEC”) on April 19, 2013.  The 2013 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov  or from TDS as provide on its website at www.teldta.com.  TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2013 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

TELEPHONE AND DATA SYSTEMS™

May 6, 2013

TDS Annual Meeting of Shareholders

May 24, 2013


U.S. Cellular


TDS

Safe Harbor statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this presentation, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of the pending acquisition and divestiture transaction, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transaction and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents furnished to the SEC.

IMPORTANT INFORMATION: TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2013 annual meeting of shareholders. Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise is set forth in TDS's definitive proxy statement relating to its 2013 annual meeting, as filed with the Securities and Exchange Commission ("SEC") on April 19, 2013. The 2013 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from TDS as provided on its website at www.teldta.com. TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2013 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.



TDS Director Candidate: Clarence A. Davis

Management Experience

- Significant leadership and operational experience in multiple industries, including technology (CEO—Nestor, Inc.), accounting (CFO, COO—American Institute of Certified Public Accountants), manufacturing, media/broadcasting, agriculture

Business Expertise

- Substantial expertise in management, operations, accounting/finance, cost control, fraud investigation and internal controls, sales, M&A/restructuring, investing

Board Experience

- Current or former director of multiple boards, including Gabelli SRI Green Fund and GDL Fund; Nestor, Inc.; Oneida Ltd.; Pennichuck Corp.; Sonesta International Hotels; and BizEquity
- Current of former member of at least six Audit Committees
- Designated financial expert

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Audit Committee



TDS Director Candidate: George W. Off

Management Experience

- Substantial executive management and operational experience for marketing services firm (Co-founder and CEO, Catalina Marketing Corporation) and multinational manufacturer (CEO, Checkpoint Systems)

Business Expertise

- Significant business expertise in marketing, operations, retail customer analytics, retail and marketing technology

Board Experience

- Current or former member of multiple boards, including The Retail Equation, Infinian Mobile Commerce & Analytic Solutions, Catalina Marketing Corporation, Checkpoint Systems

TDS Board History

- TDS director since 1997
- Chair, TDS Audit Committee
- Member, TDS Compensation Committee



TDS Director Candidate: Mitchell H. Saranow

Management Experience
- Significant leadership experience in manufacturing (Founder—Fluid Management, SureTint Technologies), cable (Co-founder, Mid-Atlantic CATV), food service distribution (CFS Continental), corporate finance (Warburg, Paribas, Becker), and consulting (Co-CEO, Navigant Consulting)
- Independent financial advisor to companies in multiple industries

Business Expertise
- Successful business founder and innovator
- Substantial expertise in strategic planning, operations, accounting, budgeting, financial reporting and controls, acquisitions, investing, legal

Board Experience
- Public board experience includes Navigant Consulting, Telular Corporation, North American Scientific, Lawson Products
- Designated financial expert

TDS Board History
- TDS director since 2004
- Member, TDS Audit Committee, TDS Nominating and Governance Committee



TDS Director Candidate: Gary L. Sugarman

Management Experience

- More than 25 years of management experience, including traditional telcos (Co-founder and CEO, Mid-Maine Communications), network infrastructure providers (Exec. Chairman, Veroxity Technology Partners), financial technology (Exec. Chairman, FXecosystem), and technology venture funds and banks (Founder, Richfield Capital Partners/Richfield Associates)

Business Expertise

- Significant business expertise in many aspects of the telecommunications industry, including M&A, operations, infrastructure, finance and investing

Board Experience

- Current and former member of multiple telecommunications boards, including PrairieWave Communications, Veroxity Technology Partners, Interlakes Cable, FXecosystem, LICT Corporation

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Compensation Committee

Our mission

To provide outstanding communications services to
our customers and
meet the needs of our shareholders,
our people, and our communities.

Diversified telecommunications company

- Two principal business units
  - U.S. Cellular (85%-owned)—wireless; 93% of core retail customers are postpaid (NYSE: USM)
  - TDS Telecom (wholly owned)—broadband, TV and voice; hosted and managed services
- 6.7 million customers in 36 states
- Fortune 500® member
- Controlled company with focus on long-term value creation
- Strong balance sheet; investment-grade debt ratings

Operating in 36 states



- Telephone and Data Systems headquarters, Chicago
- U.S. Cellular operations
- TDS Telecom operations
- HMS operations

Capital structure

- Since the IPO in 1981, the Series A Common Shares have had 10 votes per share and the Common Shares have had 1 vote per share
- TDS has clearly and consistently disclosed the different classes of stock and voting rights in it SEC filings
- In 2012, shareholders approved a recapitalization and the Series A Common Shares had their aggregate voting power capped at 56.7%. Shareholder approval of this recapitalization was recommended by ISS.

Capital structure

- TDS Common Shares are listed on the NYSE, symbol "TDS"
- Dual class capital structures are not uncommon among public companies
- Other dual class companies include:

Berkshire Hathaway	Google
Comcast*	LinkedIn
Facebook	The New York Times
Ford Motor Co.*	The Washington Post
GAMCO Investors	Viacom

* Includes provision that caps the voting power of the control shares, like TDS

Delivering value to shareholders

- 39 years of consecutive dividend increases
- Share repurchase program

Annual Dividends Per Share*



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Shares Repurchased



TDS
USM
In millions
8
7
6
5
4
3
2
1
0
2007
2008
2009
2010
2011
2012
Repurchased $897.4M

* Retroactively adjusted for the effect of 2005 stock dividend.

Strong financial foundation


TDS Long-Term Debt Maturity Schedule ($ in Millions)
$700
$600
$500
$400
$300
$200
$100
$-
7.0% - TDS - Retail (TDJ)
6.625% - TDS - Retail (TDI)
6.7% - USM - Institutional
5.875% - TDS - Retail (TDA)
6.875% - TDS - Retail (TDE)
6.95% - USM - Retail (UZA)
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
2052
2054
2056
2058
2060

Ample liquidity

Liquidity available to TDS as of Mar. 31, 2013 ($ in millions)	
Cash and cash equivalents	$766.7
Government-backed securities	165.7
Available credit facilities	699.6
Total	$1,632.0

Other actual or potential sources of liquidity
$480 M (net cash proceeds estimated $289 M-$324 M) from divestiture
Planned monetization of towers and spectrum related to divestiture
3,846 owned towers in Core Markets (if monetized)
5.5% ownership in Verizon Los Angeles wireless market (if monetized)

(1) FDIC insured

TDS Board composition

The TDS Board, in close collaboration with TDS' controlling shareholder, seeks to optimize long-term performance by assembling a diverse group of directors with deep experience and expertise in a broad array of industries relevant to its businesses and across multiple business disciplines. It is expected that all Board members contribute equally and consider different perspectives.

TDS Board is taking decisive action to improve performance

The TDS Board fully recognizes the significant competitive challenges faced by TDS' current businesses and the enterprise as a whole and is actively engaged, along with the controlling shareholder and management, to:

- Identify and implement value-building operational strategies and develop incentive plans to drive performance
- Build financial resources and flexibility to enable investments in faster-growing, higher-return adjacent, complementary businesses
- Identify underperforming or underutilized assets and devise strategies to substantially improve or to monetize them

TDS Board is taking decisive action

Action: Divestiture of underperforming markets at U.S. Cellular to strengthen competitive position – *Q2 2013 close*

Action: Monetization of assets related to the divestiture expected to generate substantial proceeds – *in process*

Action: Agreement to sell Apple products later in 2013

Action: Accelerated build of 4G LTE network and aggressive programs to migrate customers off legacy networks

TDS Board is taking decisive action

Action: Simplify capital structure and increase financial flexibility through 2012 share consolidation

Action: Enter adjacent lines of business that leverage core capabilities and provide future growth and enhanced returns:

- Enter cable industry to leverage telecom assets and expertise to improve long-term growth and profitability – *to close in 2H 2013*
- Expansion into Hosted and Managed Services (HMS) to leverage commercial telecom capabilities and customers in a high-growth industry

Many initiatives in progress; impact not visible yet

- Sprint transaction has complicated accounting treatment; poor visibility into results, use of proceeds
- Asset sales in process
- Apple devices not sold until later in the year; subsidies up front, higher revenue over time
- Higher subsidies on 4G LTE devices, but significantly lower capital expenditures for legacy networks in 2013
- Converting to a new billing system with significant operating expenses in 2013; benefits in 2014 and thereafter
- Cable acquisition not closed; expected to be accretive in 2014
- HMS businesses in early stages of integration; growing contribution in 2013

Recent corporate governance highlights

- To more closely align pay and performance, and better support goal of increasing shareholder value, TDS Compensation Committee revised bonus structure and long-term incentive plan for 2013
- TDS audit process received highest possible rating from ISS
- TDS one of only 100 *Most Trustworthy Companies* for 2012, according to *Forbes* and Governance Metrics International (GMI)

U.S. Cellular®

Accomplishments in 2012

- Maintained best-in-class customer satisfaction
  - Consumer Reports
  - Forrester Research Customer Experience Index
- Positioned to compete more effectively by divesting underperforming markets
- Strong customer acquisition through improved marketing and sales execution; postpaid gross additions up 7% in core markets
- Expanded distribution through Walmart partnership
- Drove smartphone penetration and postpaid ARPU
- Expanded 4G LTE network, introduced multiple 4G LTE devices; successful level of migration off 3G network

U.S. Cellular

Strategy to compete in 2013

- Accelerate customer growth
  - Target key postpaid customer segments
  - Offer unique and rewarding customer experiences
  - Increase competiveness of devices, plans and services
    - Agreement to offer Apple products later in 2013
  - Enhance effectiveness of sales and service channels
  - Expand and optimize distribution
  - Expand 4G LTE
- Align expense levels with reduced revenues
  - Manage equipment subsidies, data costs
  - Increase operational efficiency, reduce cost and complexity
  - Successfully transition Divestiture Markets

Core markets -
Continued growth in smartphone penetration and ARPU



70%
60%
50%
40%
30%
20%
10%
0%
4G/LTE
4G/LTE
4G/LTE
4G/LTE
4G/LTE
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Smartphones Sold
(% of total devices)



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Smartphone Customers
(% of postpaid base)



$55.00
$54.50
$54.00
$53.50
$53.00
$52.50
$52.00
$51.50
$51.00
$50.50
$50.00
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Postpaid Average
Monthly Revenue Per User

U.S. Cellular

4G LTE expansion continues

Benefits of 4G LTE

- Better customer experience
- Lower cost with significantly higher capacity
- Successful migration lowers capital expenditures for 3G network

3-4 year roll out of 4G LTE

- Wave 1:
  - 30% of subs; all 700 MHz
- Wave 2 completed in 2012
  - 61% of subs; all 700 MHz
- Wave 3 to be completed in 2013:
  - 87% of subs by year end



Samsung Galaxy S® 4

Spectrum strategy

- Spectrum sufficient for initial LTE rollout
- Working to make additional spectrum available and attainable


Sum of MHz
10 - 20
21 - 40
41 - 55
56 - 70
71 - 107

Currently owned and operated, or won in auction by limited partnerships in which U.S. Cellular is a limited partner.

Long-term growth strategies

- Create compelling and differentiated experiences among the company's target segments to drive subscriber and revenue growth
- Maximize current distribution while developing additional channels of distribution
- Build a stronger small and medium business base to drive additional subscriber growth
- Examine the full business model to identify cost control opportunities to drive margin improvement
- Invest in new capabilities that enhance future effectiveness while identifying additional sources of revenue growth

BAJA Broadband

Baja acquisition supports profitable growth

Strategy Drive profitable broadband and video growth in midsize and rural markets

Why cable?

- Natural extension to existing businesses
- ARPU growth potential in bundling, high-margin data, add-on services
- Operating synergies through existing platform, technologies and expertise
- Significant SMB commercial growth potential in underserved markets
- Provides high-capacity pipe into the home

Why Baja Broadband?

- Attractive competitive landscape and market demographics
- Strong potential to increase penetration vs. national averages
- Ability to leverage TDS Telecom customer service expertise to increase retention, customer lifetime value
- Upgraded network means lower future expenditures and maintenance

TDS Hosted & Managed Services

OneNeck® a TDS company

Vital™ SUPPORT SYSTEMS a TDS® company

OneNeck a TDS company | Vital

Hosted and managed services

The TDS Hosted & Managed Services platform provides mid-market customers a full suite of products and services with end-to-end solutions to support their IT needs

TDS Hosted & Managed Services Platform

Data Center

TEAM companies

TEAM technologies
- Acquired: December 2010
- Location: Madison, WI, Des Moines, IA, Cedar Falls, IA
- 2011 Revenue: $12 Mil
- Services: Colocation

Managed Services

VISI

VISI
- Acquired: March 2010
- Location: St. Paul, MN, Eden Prairie, MN
- 2011 Revenue: $14.7 Mil
- Services: Colocation, managed hosting and cloud computing

Hosted Services

OneNeck IT Services

OneNeck® IT Services Corporation
- Acquired: July 2011
- Location: Scottsdale, AZ
- 2011 Revenue $40.3 Mil
- Services: Hosted application management and managed IT hosting services

Cloud Services

TDS HMS

ReliaCloud
- Launched: August 2012
- Services: Public, private and hybrid cloud offerings. Provides flexibility and access to shared resources as desired including – computing capacity, storage, security, routing, switching and other components.

Solutions Provider

Vital

Vital Support Systems
- Acquired: June 2012
- Location: Des Moines, IA
- 2011 Revenue: $76 Mil
- Services: Solutions provider

Data Centers are the foundation of 3 other categories

TDS Telecom

Accomplishments in 2012

Added residential broadband, video customers

- Attracted broadband customers with competitive speeds
- Offered TDS TV® in 10 markets at year end
- Increased retention with double- and triple-play bundles

Increased commercial revenues

- Strong sales of *managed*IP products
- Revenue growth from hosted and managed services acquisitions
- Continued building efficient, integrated HMS infrastructure

Challenges: Network expenses, reduced regulatory revenues

Strategy to compete in 2013

Residential

- Attract and retain customers with broadband, video, bundling
- Target new customer segments, enable higher-margin services
- Cost-effectively enhance network to support TDS TV® expansion, faster broadband speeds
- Integrate Baja Broadband

Commercial

- Attract businesses with enhanced *managed*IP products
- Drive HMS growth with comprehensive, integrated portfolio and efficient operational infrastructure

Bundling reduces residential churn



Penetration of Bundled Plans
(As a percent of residential customers)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Double Play
Triple Play

Churn

Bundle	Q1 '13	Q1 '12
Single Play	1.83%	1.80%
Double Play Broadband	1.21%	1.23%
Double Play Video	0.98%	1.02%
Triple Play	0.53%	0.48%

Customers with more than one service are less likely to churn

Commercial strategy

- Be the trusted partner to small and midsized businesses
- *managed*IP (VoIP) flagship product - voice and data communications solution
- Standalone and bundled voice and broadband, managed security, and transport/last-mile access services
- Sufficient scale to develop services

ILEC connections 142,800

CLEC connections 225,100

managedIP* connections up 60%



120,000
100,000
80,000
60,000
40,000
20,000
0
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

* ILEC and CLEC

Long-term growth and profitability strategies

- **Leverage TDS Telecom assets and expertise to drive growth, efficiency and scale from acquisitions in adjacent industries**
- Build residential broadband connections and offset secular voice declines with value-oriented service bundles and outstanding service that make us the **preferred broadband provider** in our markets
- Increase revenues by **being a trusted provider** of hosted and managed services and *managed*IP to small and midsized commercial customers
- Develop market-specific network investment strategies that support profitable growth
- Maximize regulatory support opportunities and advocate on behalf of our company and our customers

We believe support of the TDS director slate is in the best interest of shareholders

- TDS is a controlled company undergoing significant change
- The TDS Board believes that:
  - There is currently a balance of valuable expertise in telecommunications, retail and consumer marketing, regulatory matters and complex legal/corporate situations
  - Members have been very active in urging meaningful action and helping TDS set its course for sustainable, profitable future growth
  - A change in Board composition risks disruption in ability to effect needed change and loss of valuable expertise, in return for a new member with very limited business experience compared to the TDS Board's nominees

TELEPHONE AND DATA SYSTEMS™

TDS Annual Meeting of Shareholders
May 24, 2013



U.S. Cellular

TDS

May 6, 2013